EXHIBIT 25.1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

     CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b) (2)

WELLS FARGO BANK, NATIONAL ASSOCIATION

(Exact name of trustee as specified in its charter)

A National Banking Association	94-1347393
(Jurisdiction of incorporation or	(I.R.S. Employer
organization if not a U.S. national	Identification No.)
bank)

101 North Phillips Avenue
Sioux Falls, South Dakota	57104
(Address of principal executive offices)	(Zip code)

Wells Fargo & Company

Law Department, Trust Section

MAC N9305-175

Sixth Street and Marquette Avenue, 17th Floor

Minneapolis, Minnesota 55479

(612) 667-4608

(Name, address and telephone number of agent for service)

SECUNDA INTERNATIONAL LIMITED1

(Exact name of obligor as specified in its charter)

Nova Scotia	Not Applicable
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

One Canal Street
Dartmouth, Nova Scotia	B2Y 2W1
(Address of principal executive offices)	(Zip code)

Senior Secured Floating Rate Notes due 2012

(Title of the indenture securities)

1 See Table 1 – List of additional obligors

Table 1

Exact Name of Registrant As Specified In Its Charter	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number	Address, Including ZIP Code, Of Registrant’s Principal Executive Offices
3013563 Nova Scotia Limited	Nova Scotia	Not Applicable	One Canal Street Dartmouth, Nova Scotia B2Y 2W1
Secunda Marine International Incorporated	Nova Scotia	Not Applicable	One Canal Street Dartmouth, Nova Scotia B2Y 2W1
Secunda Marine Services Limited	Nova Scotia	Not Applicable	One Canal Street Dartmouth, Nova Scotia B2Y 2W1
Secunda Global Marine Inc.	Barbados	Not Applicable	One Canal Street Dartmouth, Nova Scotia B2Y 2W1
JDM Shipping Inc.	Barbados	Not Applicable	One Canal Street Dartmouth, Nova Scotia B2Y 2W1
International Shipping Corporation Inc.	Barbados	Not Applicable	One Canal Street Dartmouth, Nova Scotia B2Y 2W1
Secunda Global International Inc.	Barbados	Not Applicable	One Canal Street Dartmouth, Nova Scotia B2Y 2W1
Navis Shipping Incorporated	Nova Scotia	Not Applicable	One Canal Street Dartmouth, Nova Scotia B2Y 2W1
Secunda Atlantic Incorporated	Nova Scotia	Not Applicable	One Canal Street Dartmouth, Nova Scotia B2Y 2W1
Secunda Marine Atlantic Limited	Nova Scotia	Not Applicable	One Canal Street Dartmouth, Nova Scotia B2Y 2W1
Offshore Logistic Incorporated	Nova Scotia	Not Applicable	One Canal Street Dartmouth, Nova Scotia B2Y 2W1

Item 1. General Information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency

Treasury Department

Washington, D.C.

Federal Deposit Insurance Corporation

Washington, D.C.

Federal Reserve Bank of San Francisco

San Francisco, California 94120

(b)	Whether it is authorized to exercise corporate trust powers.

The trustee is authorized to exercise corporate trust powers.

Item	2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee. Not applicable.

Item 16. List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

Exhibit 1.	A copy of the Articles of Association of the trustee now in effect.*

Exhibit 2.	A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**

Exhibit 3.	See Exhibit 2

Exhibit 4.	Copy of By-laws of the trustee as now in effect.***

Exhibit 5.	Not applicable.

Exhibit 6.	The consent of the trustee required by Section 321(b) of the Act.

Exhibit 7.	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.****

Exhibit 8.	Not applicable.

Exhibit 9.	Not applicable.

*	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

**	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

***	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

****	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the form S-4/A dated December 8, 2004 of Merisant Company file number 333-114105.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 3rd day of February 2005.

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ Jeffery T. Rose
Jeffery T. Rose Corporate Trust Officer

EXHIBIT 6

February 3, 2005

Securities and Exchange Commission

Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Very truly yours, WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ Jeffery T. Rose
Jeffery T. Rose Corporate Trust Officer